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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of report (Date of earliest event reported): AUGUST 12, 1999


                               AMPACE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)



         0-25352                                          363988574
(Commission File Number)                    (I.R.S. Employer Identification No.)



                 11217 OUTLET DRIVE, KNOXVILLE TENNESSEE, 37932
          (Address of principal executive offices, including Zip Code)


                                 (423) 691-5799
              (Registrant's telephone number, including Area Code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



Item 5.  Other Events.

         Ampace Corporation (the "Company") is filing herewith the Post-Confirmation Monthly Summary Report for the period ended July 31, 1999 that the Company filed with the United States Bankruptcy Court - Region 3 on August 12, 1999 in connection with the Company's ongoing proceeding under chapter 11 of the United States Bankruptcy Code.


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Item 7.  Exhibits.

(c)      Exhibits.

         99.1     Post-Confirmation Monthly Summary Report for the period ended
                  July 31, 1999 (Certain schedules are omitted.)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation as registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMPACE CORPORATION


Dated: September 8, 1999             By: /s/ David Freeman
                                        ---------------------------------------
                                         David Freeman, Chief Executive Officer